                                                     July 20, 1998


Dear Stockholders:

        You are cordially invited to attend in person the Annual Meeting of Stockholders on Thursday, August 20, 1998 at the Omni Houston Hotel in Houston, Texas.

         At this year's Annual Meeting, you are being asked to (i) vote for the election as Directors of the four individuals nominated by the Company's Board of Directors, and (ii) ratify the Board of Directors' appointment of KPMG Peat Marwick as the Company's auditors for the current year.

        Delaware law requires that the Directors of the Company be elected by the stockholders. Your vote on this matter is important.

        Each nominee as a Director currently serves as a Director of the Company. The Board of Directors and I believe that retention of each member of the current Board of Directors, and ratification of the appointment of the Company's auditors, are in the best interests of the Company and its stockholders. Please sign and return the enclosed proxy card in the enclosed postage-prepaid envelope so that your shares may be voted at the Annual Meeting in the event you are unable to attend the Meeting in person. You may, of course, vote in person at the Meeting, whether or not you submitted a proxy.

        The Board of Directors recommends that you vote FOR each of the individuals nominated for election as a Director; and FOR ratification of the appointment of the Company's auditors.

                                           Very truly yours,


                                           David A. Collins
                                 President and Chief Executive Officer

                            STRIKER INDUSTRIES, INC.
                            ONE RIVERWAY, SUITE 2450
                              HOUSTON, TEXAS 77056


                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                           TO BE HELD AUGUST 20, 1998

                           --------------------------

        Notice is hereby given that the annual meeting (the "Annual Meeting") of the stockholders of Striker Industries, Inc., a Delaware corporation (the "Company"), will be held at the Omni Houston Hotel, Four Riverway, Houston, Texas on Thursday, August 20, 1998 at 10:00 a.m., Houston time, for the following purposes:

        1. To elect four Directors of the Company.

        2. To act upon ratification of the appointment by the Board of Directors of KPMG Peat Marwick, LLP as auditors of the Company for the ensuing year.

        3. To address any other business that may properly come before the Annual Meeting.

        A record of the stockholders has been taken as of the close of business on July 15, 1998, and only those stockholders of record on that date will be entitled to notice of and to vote at the Annual Meeting. A list of stockholders will be available commencing August 7, 1998, and may be inspected prior to the Annual Meeting during normal business hours at the offices of the Company at One Riverway, Suite 2450, Houston, Texas 77056.

        Your participation in the Company's affairs is important. To ensure your representation, if you do not expect to be present at the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope which has been provided for your convenience. The prompt return of proxy cards will ensure a quorum and save the Company the expense of further solicitation.

                                       By Order of the Board of Directors.

                                       Matthew D. Pond
                                       Chief Financial Officer and Secretary

                            STRIKER INDUSTRIES, INC.
                            One Riverway, Suite 2450
                               Houston Texas 77056


                                 PROXY STATEMENT


                                    REGARDING
                       THE ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                 August 20, 1998

                         -------------------------------



        This Proxy Statement is being mailed to stockholders commencing on or about July 20, 1998, in connection with the solicitation by the Board of Directors (the "Board") of Striker Industries, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting (the "Annual Meeting") of stockholders to be held in Houston, Texas on Thursday, August 20, 1998 (the "Annual Meeting Date"), and upon any adjournment thereof, for the purposes set forth in the accompanying notice. Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated therein as the appointed holders of the proxies. Proxies marked as abstaining on any matter to be acted on by the stockholders will be treated as present at the Annual Meeting for the purpose of determining a quorum, but will not be counted as votes cast on the matter. Any proxy on which no direction is specified will be voted : (i) FOR each of the nominees for Director named herein, (ii) FOR ratification of the appointment of KPMG Peat Marwick, LLP as auditors of the Company for the ensuing year, and otherwise in accordance with the judgment of the appointed holders of the proxies. A stockholder may revoke a proxy by: (i) delivering to the Company written notice of revocation, (ii) delivering to the Company a proxy signed on a later date, or
(iii) appearing at the Annual Meeting and voting in person.



July 20, 1998

                                TABLE ON CONTENTS

                            -------------------------


                                                                              Page
OUTSTANDING VOTING SECURITIES                                                  3

ELECTION OF DIRECTORS                                                          3
           Information Regarding the Nominees                                  3
           Activity, Structure and Compensation of the Board of Directors
                  and Certain Committees                                       5
           Vote Required for Election                                          5

RATIFICATION OF APPOINTMENT OF AUDITORS                                        6

REPORT ON EXECUTIVE COMPENSATION                                               6
            Summary of Compensation                                            6
            Option Grants                                                      7
            Aggregate Option Exercises                                         7
            Employment Agreements                                              8
            Performance Graph                                                  8
            Board of Directors Compensation Report                             9

OTHER INFORMATION                                                             10
             Principal  Stockholders                                          10
             Executive Officers                                               10
             Board of Director Interlocks                                     11
             Compliance With Section 16(a) of the Exchange Act                11

ANNUAL REPORT TO STOCKHOLDERS                                                 11

MISCELLANEOUS MATTERS                                                         11

                          OUTSTANDING VOTING SECURITIES

        As of July 15, 1998, the record date (the "Record Date") for the determination of stockholders entitled to vote at the Annual Meeting, there were issued, outstanding and entitled to vote 4,370,922 shares of the Company's Common Stock (the "Common Stock"). The Delaware General Corporation Law, the Company's Certificate of Incorporation and the Company's Bylaws prescribe that each share of Common Stock entitles the holder to one vote.

                              ELECTION OF DIRECTORS

        At the Annual Meeting, four Directors are to be elected, each Director to hold office until the next annual meeting of stockholders and until his respective successor is elected and qualified. The persons named in the accompanying proxy card (the "Nominees") have been nominated by the Board of Directors, except as otherwise indicated, and unless authority is withheld, the persons appointed as proxies in the accompanying proxy intend to vote for the Nominees for election to the Board of Directors. If any Nominee should become unavailable for election, the persons named as proxies in the accompanying proxy card will vote the shares represented thereby for the election of such other person as the Board of Directors may recommend, unless the Board reduces the number of Directors; however, the Board of Directors is not aware of any circumstances likely to render any Nominee unavailable.

INFORMATION REGARDING THE NOMINEES

        Certain information regarding each of the Nominees as of March 31, 1998 is set forth in the following table:


                                                                                  Beneficial Ownership
                                                                                   of Common Stock (1)
                                                                                -------------------------
                                                                                Amount and
                                                                 Director        Nature of       Percent
     Name            Position Held                Age             Since          Ownership       of Class
     ----            -------------                ---            --------       ----------       --------
David A. Collins    Chairman of the               45               1993            911,448(2)     18.6%
                    Board, President                                               Direct
                    and Chief Executive
                    Officer; Director

Dr. William B.        Director                    55               1993               0              0%
     Locander

Matthew D. Pond     Chief Financial Officer,      34               1993            240,000(3)      4.9%
                    Secretary and
                    Treasurer; Director

Thomas H. Clarke    Director                      61               1998               0              0%

All Nominees as a group (2) (3)                                                  1,151,448        23.5%

-------------------------------

(1) Each person has sole voting and investment power with respect to the shares, except as otherwise specified, and is a United States citizen. The address of each of Messrs. Collins and Pond is One Riverway, Suite 2450, Houston, Texas 77056. The address of Mr. Locander is 6303 MacLaurin Drive, Tampa, Florida 33647. The address of Mr. Clarke is 57 Hillcrest Drive, Weaverville, North Carolina 28787.
(2) Includes 300,000 shares that may be acquired upon the exercise of vested exercisable options.
(3) Includes 230,000 shares that may be acquired upon the exercise of vested exercisable options.

        DAVID A. COLLINS has served as President and Chief Executive Officer of the Company from January 1993 to the present. He also serves as an officer and/or director of each of the Company's direct or indirectly-owned U.S. and Canadian subsidiary corporations, namely Striker Holdings, Inc. and its wholly-owned subsidiary, Striker Paper Corporation, January 1991 to the present; Striker Paper Canada, Inc., December 1994 to the present; West Oxford Industries, Inc., January 1995 to the present; STDF Corp., April 1997 to the present, and Striker Holdings (Canada), Inc., March 1998 to the present. Mr. Collins also served as President, principal and managing director of Serfin Securities, Inc. (formerly "OBSA International, Inc."), a broker-dealer subsidiary of Grupo Financero Serfin, S.A. de C.V., the Mexican holding company of Operadora de Bolsa, S.A. de C.V., a publicly-traded Mexican broker-dealer, January 1988 to June 1992.

        DR. WILLIAM B. LOCANDER has been Chairman and Frank Harvey Professor of Marketing and Quality in the Department of Marketing of the University of South Florida from 1992 to the present and has served as Distinguished Professor of Marketing and Phillips Consumer Electronics Faculty Scholar in the Department of Marketing and Transportation at the University of Tennessee at Knoxville, from 1983 to 1992. Dr. Locander has served as a member of the Board of Examiners for the Malcolm Baldridge National Quality Award, 1991 and 1992; Chairman of the American Marketing Association Strategic Planning Committee, 1989 to 1990; and President of the American Marketing Association, 1988 to 1989.

        MATTHEW D. POND serves as the Chief Financial Officer, Secretary and Treasurer of the Company, a position he has held from December 1993 to the present. Mr. Pond served only as Chief Financial Officer of the Company from September to December 1993. Mr. Pond also serves as a director and the Chief Financial Officer of Striker Holdings, Inc. and its wholly-owned subsidiary, Striker Paper Corporation, December 1993 to the present and as an officer of each of the Company's remaining U.S. and Canadian subsidiary corporations, namely Striker Paper Canada, Inc., December 1994 to the present; West Oxford Industries, Inc., February 1996 to the present; STDF Corp., April 1997 to the present, and Striker Holdings (Canada), Inc., March 1998 to the present. Mr. Pond was a certified public accountant with Arthur Andersen & Co. in its Dallas and Houston, Texas offices from September 1986 through August 1993.

        THOMAS H. CLARKE is a retired roofing industry executive. Mr. Clarke was employed by Globe Building Materials, Inc. from January 1986 until his retirement in December 1995 and served as President of Globe Building Materials, Inc. from 1989 until the time of his retirement. During 1989 and until December 1995, Mr. Clarke also served as a director and member of the Executive Committee of the Asphalt Roofing Manufacturing Association.

ACTIVITY, STRUCTURE AND COMPENSATION OF THE BOARD OF DIRECTORS AND CERTAIN
         COMMITTEES

        The Company's operations are managed under the broad supervision of the Board of Directors, which has responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. Due to the small size of the Board of Directors, its members are able to communicate and make decisions efficiently without formal meetings. Accordingly, during 1997, the Board of Directors held no formal meetings and all Board action was taken by unanimous written consent and telephonic communication. At the present time, Directors do not receive compensation for service on the Board of Directors; however, the Company has become increasingly aware that for the Company to retain and attract qualified non-employee individuals to serve as a Director(s), it is important that the Company develop a compensation program for non-employee Directors. No such program or plan (which could or may include payment to non-employee Directors of annual or monthly cash retainers or fees, cash payments for chairing and/or serving on Committees of the Board and/or for attendance [either in person or by means of a written consent or telephonic communication] at Board and/or Committee meetings, the grant of stock options in lieu of cash payments, and reimbursement of all out-of-pocket expenses incurred in connection with any or all of the foregoing) has been finalized or implemented as of the date of this Proxy Statement. Employee Directors are eligible presently to participate in the Company's 1994 Amended and Restated Incentive Stock Plan (the "Stock Plan"). See "Report on Executive Compensation".

        Effective February 19, 1998, the Company established an Audit Committee of the Board of Directors which, at present, is the only standing committee of the Board. The members of the Audit Committee are Messrs. Locander and Clarke, the Company's two outside Directors, each of whom is an independent Director. Since the Audit Committee was not established until February 1998, it held no meetings in 1997. The functions of the Audit Committee are to (i) make recommendations to the full Board regarding the engagement and discharge of the Company's independent accountants, (ii) consider the fees to be paid to, the services to be performed by, and matters relating to the independence of, such accountants, (iii) review with such accountants the plan for, and the results of, the annual audit of the Company, and (iv) review the adequacy of the Company's internal accounting controls.

VOTE REQUIRED FOR ELECTION

        The four Nominees for election as Directors at the Annual Meeting who receive the greatest number of votes cast by the holders of Common Stock present at the Annual Meeting in person or represented thereat by proxy and entitled to vote thereat shall be the duly elected Directors.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION
                 OF ALL FOUR NOMINEES TO THE BOARD OF DIRECTORS.

                   RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors has appointed the firm of KPMG Peat Marwick, LLP, independent accountants, to be the Company's auditors for the year 1998 and recommends to stockholders that they vote for ratification of that appointment. KPMG Peat Marwick has served as auditors of the Company since December 1, 1995. The decision of the Board is based on the recommendation of the Audit Committee, which reviews and approves in advance the audit scope, types of other accounting services required and the estimated fees for the coming year. In making its recommendation to the Board, the Audit Committee carefully considers the firm's qualifications as auditors for the Company, including a review of the firm's performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The committee has expressed its satisfaction with KPMG Peat Marwick, LLP in all of these respects. A representative of the firm will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

        The vote required to constitute stockholder action ratifying the appointment of the Company's auditors under the Delaware General Corporation Law is the favorable vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF
                          APPOINTMENT OF THE AUDITORS.

                        REPORT ON EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

        The following table provides certain summary information concerning compensation paid or accrued during fiscal years ended December 31, 1997, 1996 and 1995 to the Company's Chief Executive Officer and its Chief Financial Officer.

                                                                              Long Term
                                                                            Compensation
                              Annual Compensation                               Awards
                        -------------------------------                  ---------------------
                                                                         Restricted Securities
                                                            Other Annual    Stock     Under
Name and Position        Year      Salary      Bonus(1)     Compensation    Awards   Options
-----------------        ----      ------      --------     ------------ ---------------------
David A. Collins         1997     $225,000     $188,000          0            0         0
   President, Chief      1996      419,000       31,000          0            0         0
   Executive Officer     1995      139,583         0             0            0         0

Matthew D. Pond          1997     $135,000     $215,000          0            0         0
   Chief Financial       1996      240,000         0             0            0         0
   Officer               1995       64,583         0             0            0         0

---------------------------------
  (1) The bonuses to the Chief Executive Officer and the Chief Financial Officer reflected in the above table represent advances made to each officer for anticipated expenses and various other costs, originally booked as an employee receivable, but which was forgiven and/or fully reserved against by the Company at year-end of each of fiscal years ended December 31, 1997 and 1996.

OPTION GRANTS

        No options and no stock appreciation rights were granted to the Chief Executive Officer or to the Chief Financial Officer during the fiscal year ended December 31, 1997.

AGGREGATE OPTION EXERCISES

        No options were exercised during the fiscal year ended December 31, 1997 by the Chief Executive Officer or the Chief Financial Officer. The following table provides information with respect to the fiscal year-end value of unexercised non-qualified stock options held by each of said officers under the Company's Stock Plan.

                                                            Number of           Value of Unexercised
                                                     Unexercised Options at     In-the-Money Options
                                                       December 31, 1997       at December 31, 1997(1)
                                                   -------------------------   -------------------------
                        Shares                                       Not                         Not
                     Acquired on       Value        Currently     Currently     Currently     Currently
Name                   Exercise        Realized    Exercisable   Exercisable   Exercisable   Exercisable
----                   --------        --------    -----------   -----------   -----------   -----------
David A.
  Collins                0                 0        300,000(2)        0        $3,375,000         0

Matthew D.
   Pond                  0                 0        158,000(2)    72,000(2)    $1,777,500    $810,000

----------------------------
  (1) Calculated by multiplying the number of shares underlying outstanding in-the-money options by the difference between the fair market value of the Common Stock on December 31, 1997 ($13.75 per share), calculated with reference to the closing price of the Company's Common Stock on the NASDAQ SmallCap Market on that date, and the exercise price, which is $2.50 per share, adjusted for the June 26, 1997 reverse stock split. Options are in-the-money if the fair market value of the underlying Common Stock exceeds the exercise price of the option shares.

  (2) Adjusted to reflect the 1-for-2.5 reverse stock split of the Common Stock of the Company on June 26, 1997.

EMPLOYMENT AGREEMENTS

        There are no employment agreements between the Company and any of its Executive Officers.

PERFORMANCE GRAPH

        Prior to the second quarter of 1994, the public market for shares of the Company's Common Stock had been inactive since the beginning of the third quarter of 1991. On June 9, 1994, shares of Common Stock of the Company were listed for trading on the Boston Stock Exchange, but were voluntarily withdrawn from listing on that Exchange effective on or about June 17, 1998. On April 17 1995, shares of Common Stock of the Company were also listed for trading on the NASDAQ SmallCap Market, where its shares currently continue to be listed for trading. The following is a line graph comparison of the cumulative total return for the Company, the Industry Index chosen (MG Industry Group 381-Paper Products) and the Broad Market Index chosen (NASDAQ Market) for the time period for which quotes are available:

                                    [GRAPH]


------------------------------------------------------------------------
                                                   6/94      12/94      12/95     12/96      12/97
    Company Common Stock                           $100       $102       $108      $111      $102
    Industry Index                                 $100       $110       $136      $157      $166
    Broad Index                                    $100       $101       $131      $163      $200

The above graph compares the cumulative total return for Common Stock of the Company with the comparable cumulative return of two indexes, for the period from reinception of trading of Common Stock of the Company in the second quarter of 1994 through December 31, 1997. The graph assumes $100 invested on June 9, 1994 in the Company's Common Stock, and $100 invested in each of the two indexes on December 31 of each of calendar years 1994 through 1997.

BOARD OF DIRECTORS COMPENSATION REPORT

        The Company's executive compensation consists of the following elements: base compensation, cash bonus and the Stock Plan. Executive base compensation for senior executives (including the Chief Executive Officer and the Chief Financial Officer) is intended to be competitive with that paid in comparably situated industries and to provide a reasonable degree of financial security and flexibility to those individuals whom the Board of Directors regards as adequately performing the duties associated with the various senior executive positions. In furtherance of this objective, the Board of Directors periodically, though not necessarily annually, reviews the salary levels of companies that are regarded by the Board of Directors as having sufficiently similar financial and operational characteristics to provide a reasonable basis for comparison. Although the Board of Directors does not attempt specifically to tie executive base pay to that offered by any particular sampling of companies, the review provides a useful gauge in administering the Company's base compensation policy. In general, however, the Board of Directors considers the credentials, length of service, experience and consistent performance of each individual senior executive when setting compensation levels.

        The Revenue Reconciliation Act of 1993 restricts the ability of a publicly held corporation to deduct compensation in excess of $1,000,000 paid to its chief executive officer and its four most highly compensated officers. Based on its current compensation structure, the Company does not anticipate that any of its officers will reach the $1,000,000 threshold.

        The Stock Plan is intended to provide key employees, including the Chief Executive Officer and the Chief Financial Officer of the Company and its subsidiaries, with a continuing proprietary interest in the Company, with a view to increasing the interest in the Company's welfare of those personnel who share the primary responsibility for the management and growth of the Company. Moreover, the Stock Plan provides a significant non-cash form of compensation, which is intended to benefit the Company by enabling it to continue to attract and retain qualified personnel.

        The Board of Directors is also authorized to make incentive equity awards (the "Incentive Awards") under the Stock Plan to key employees, including officers (whether or not they are also Directors) of the Company and its subsidiaries.

         No stock options, stock appreciation rights or other Incentive Awards were granted by the Company to any of its employees during the fiscal year ended December 31, 1997.

                                OTHER INFORMATION

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock at March 31, 1998 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock , (ii) each of the executive officers named in the Summary Compensation Table (see "Summary of Compensation"), and
(iii) all Directors and executive officers as a group:

                                                                         Beneficial Ownership
                                                                           of Common Stock
                                                             --------------------------------------
                                                             Amount and Nature           Percent of
                                                                of Ownership               Class
Name and Address of Beneficial Owner (1)
----------------------------------------
David A. Collins                                                911,448(2)(3)              18.6%
Northern Globe Building Materials, Inc.                         538,316(2)                 12.3%
Matthew D. Pond                                                 240,000(2)(4)               4.9%
All Named Executive Officers and Directors
     as a Group                                               1,151,448(5)                 23.5%

---------------------------------------
  (1) The address of each of Messrs. Collins and Pond is One Riverway, Suite 2450, Houston, Texas 77056. The address of Northern Globe Building Materials is 22 Sydenham Street, Brantford, Ontario, Canada N3T 5S1.
  (2) Represents direct ownership of each stockholder.
  (3) Includes 300,000 shares that may be acquired upon the exercise of vested exercisable options.
  (4) Includes 230,000 shares that may be acquired upon the exercise of vested exercisable options.
  (5) Includes 530,000 shares that may be acquired upon the exercise of vested exercisable options.

EXECUTIVE OFFICERS

        The executive officers of the Company serve at the pleasure of the Board of Directors and serve until removed or fail to be reelected by the Board of Directors. The Company's executive officers are listed in the following table. Biographical information with respect to each executive officer appears elsewhere in this Proxy Statement. See "Election of Directors - Information Regarding the Nominees".

Name                            Age                                          Position Held
David A. Collins                45                                        President and Chief
                                                                           Executive Officer
Matthew D. Pond                 34                                      Chief Financial Officer
                                                                        Secretary and Treasurer

BOARD OF DIRECTOR INTERLOCKS

        Two of the Directors and the executive officers of the Company also serve as an officer and/or director of each of the Company's direct or indirectly held U.S and Canadian subsidiary corporations. See "Election of Directors - Information Regarding the Nominees".

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors who own more than 10% of the outstanding shares of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission, copies of which filed reports are required to be furnished to the Company. Based solely on its review of the forms received by it, the Company believes that during the year ended December 31, 1997, all filing requirements applicable to the Company's officers, Directors and greater than 10% stockholders were met.

                          ANNUAL REPORT TO STOCKHOLDERS

        The Annual Report of the Company on Form 10-K (the "Annual Report"), filed by the Company with the Securities and Exchange Commission (the "SEC") on April 15, 1998, accompanies this Proxy Statement. The Annual Report constitutes the Company's annual report to stockholders for the fiscal year ended December 31, 1997 which is required to accompany or precede the Proxy Statement under the SEC's proxy rules.

                              MISCELLANEOUS MATTERS

       Any stockholder who wishes to submit a proposal for action to be included in the proxy statement and form of proxy relating to the 1999 annual meeting of stockholders is required to submit such proposal(s) to the Company on or before January 2, 1999. The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone. The persons named as proxies in the enclosed proxy card intend to exercise their judgment in voting shares represented by duly executed proxies on other matters that come before the Annual Meeting for action. Management does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the Annual Meeting.



Matthew D. Pond
Chief Financial Officer,
Secretary and Treasurer

July 20, 1998

--------------------------------------------------------------------------------

                                                STRIKER INDUSTRIES, INC.
                                                ONE RIVERWAY, SUITE 2450
                 PROXY                            HOUSTON, TEXAS 77056
  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                               STOCKHOLDERS TO BE
                            HELD ON AUGUST 20, 1998.

    The undersigned stockholder of Striker Industries, Inc. (the "Company") hereby appoints each of David A. Collins and Matthew D. Pond attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Omni Houston Hotel, Four Riverway, Houston, Texas 77056, on August 20, 1998, at 10:00 a.m., Houston, Texas Time, and at any adjournments of said meeting, all of the shares of Common Stock which the undersigned may be entitled to vote.


1. ELECTION OF DIRECTORS:   [ ]   For the election of David A. Collins, William B.
                            Locander, Matthew D. Pond and Thomas H. Clarke as directors.
                            [ ]   Withhold Authority to vote for all directors listed
                            above
                            [ ]   Withhold Authority to vote for the directors written
                            on the line provided below (please print)
                                --------------------------------------------------------

                              CONTINUED ON REVERSE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              CONTINUED FROM FRONT

2. APPROVAL OF RATIFICATION OF APPOINTMENT OF AUDITORS          [ ] FOR
                                                                [ ] AGAINST
                                                                [ ] ABSTAIN

3. In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies regarding such matters heretofore given by the undersigned.

The Board of Directors recommends a vote FOR the nominees and FOR Proposal 2 above and if no specification is made, the shares will be voted FOR the election of the nominees named herein, and FOR approval of Proposal 2. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith.

                                                  Dated..................., 1998

                                                  ..............................
                                                     Stockholder's Signature

                                                  ..............................
                                                     Stockholder's Signature

                                        Signature should agree with name printed hereon. If Stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

                                        PLEASE SIGN AND RETURN IN THE ENVELOPE
                                        ENCLOSED.

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